UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2022
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on July 23, 2021, Comstock Mining Inc. (the “Company”), purchased 500,000 Class A Units, representing 50% of the issued and outstanding voting equity of LP BIOSCIENCES LLC, a Wyoming limited liability company (“LPB”), from LP NUTRITION LLC, a Delaware limited liability company (“Nutrition”), an affiliate of LAKEVIEW ENERGY LLC, a Delaware limited liability company (“Lakeview”), with plans to retrofit LPB’s pre-existing solvent extraction facility located in Merrill, Iowa to extract oil from industrial hemp; and, entered into a Note Purchase Agreement (the “Note Purchase Agreement”) to purchase a secured note with a face value of $17,000,000 from LPB (the “LPB Note”). The Company issued 3,500,000 restricted shares of its common stock, paid $826,258 in cash, and agreed to pay an initial $1,500,000 in cash in connection with its foregoing equity purchase and financing commitments. The Company, Nutrition, and LPB simultaneously entered into a Partnership Interest Purchase Agreement (“Equity Purchase Agreement”) and a Limited Liability Company Operating Agreement for LPB (the “Operating Agreement,” and together with the documents and agreements related to the transactions and documents described above, the “Transaction Documents”).

On February 28, 2022, the Company and the other parties to the Transaction Documents mutually agreed to terminate the Transaction Documents. Upon termination of the Transaction Documents, each of the parties to the Transaction Documents were relieved of their respective rights, liabilities, expenses, and obligations under the Transaction Documents, except for payment obligations under the termination agreement and tax obligations in respect of their ownership of LPB through the date of termination. In connection with the termination of the Transaction Documents, 3,500,000 restricted shares of the Company’s common stock were transferred back to the Company for cancellation upon receipt. The Company incurred expenses of approximately $250,000 in connection with the termination of the Transaction Documents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: March 3, 2022	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer